UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	July 9, 2007

Great Wolf Resorts, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	000-51064	51-0510250
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

122 West Washington Ave, Madison, Wisconsin		53703
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	608-661-4700

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On July 9, 2007, Alissa N. Nolan, a member of the Board of Directors of Great Wolf Resorts, Inc. ("Company"), resigned from the Board of Directors and all committees of which she was a member. There was no disagreement between Ms. Nolan and the Company.

Also on July 9, 2007, the Company issued a press release announcing the resignation of Ms. Nolan and her simultaneous appointment as Executive Vice President and Managing Director of International for the Company. A copy of the press release is attached to this Current Report as Exhibit 99.1.

Item 9.01 Financial Statements and Exhibits.

(c) Exhibits.

Exhibit 99.1 -- Press release of Great Wolf Resorts, Inc., dated September 12, 2006

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Great Wolf Resorts, Inc.

July 10, 2007	By:	J. Michael Schroeder

Name: J. Michael Schroeder
Title: Corporate Secretary

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Exhibit Index

Exhibit No.	Description

99.1	Press Release dated July 9, 2007